Advisor's Fund
700 SW Harrison Street, Topeka, Kansas 66636-0001
                                   Prospectus
                                October 16, 1998


     Advisor's Fund (the "Fund") is an open-end, diversified management investment company of the series type currently offering four portfolios with different investment objectives and strategies (individually and collectively referred to as the "Series").
     Private Consulting Group, Inc. ("PCG" or the "Investment Adviser") continuously manages each Series' investments. Mench Financial, Inc. ("Mench" or the "Subadviser") acts as subadviser for PCG Aggressive Growth Series. Security Management Company, LLC, acts as the administrator for each Series ("Security Management" or the "Administrator").
     PCG Growth Series ("PCG Growth") seeks long-term growth of capital. It seeks this objective by investing in a broadly-diversified portfolio of equity securities. PCG Growth will attempt to achieve its investment objective primarily by means of investments in common stock, but may also include other types of equity securities as described in further detail under "Investment
Objectives  and  Policies - PCG  Growth."
     PCG Aggressive Growth Series ("PCG Aggressive Growth") seeks capital appreciation. It seeks this objective by investing primarily in a diversified portfolio of equity securities of companies with small and medium capitalization. PCG Aggressive Growth will focus primarily on investments in common stock, but may also include other types of equity securities as described in further detail under "Investment Objectives and Policies - PCG Aggressive Growth."
     SIM Growth Series ("SIM Growth") seeks long-term growth of capital. It seeks this objective by investing primarily in shares of other publicly available investment companies commonly called mutual funds. SIM Growth's investments are described in further detail under "Investment Objectives and Policies - SIM Growth."
     SIM Conservative Growth Series ("SIM Conservative Growth") seeks total return by investing primarily in a diversified portfolio of publicly available mutual funds. SIM Conservative Growth will generally invest between 30% and 70% of its net assets in mutual funds that primarily invest in equity securities and the remainder of its assets in mutual funds that primarily invest in investment grade fixed-income securities. SIM Conservative Growth's investments are described in further detail under "Investment Objectives and Policies - SIM Conservative Growth."
     The Fund's shares are sold to Security Benefit Life Insurance Company ("SBL") for allocation to one or more separate accounts established for funding variable annuity contracts issued by SBL ("Separate Accounts") (Holders of contracts funded through the Separate Accounts are referred to herein as contractowners or shareholders). Shares of the Fund also may be sold to qualified pension and retirement plans outside of the separate account context.
     This prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. It should be read and retained for future reference. A Statement of Additional Information about the Fund, dated October 16, 1998 has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing the Advisor's Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3112 or (800) 888-2461.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE SEPARATE ACCOUNTS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                             ADVISOR'S FUND CONTENTS

                                                                        Page

PROSPECTUS SUMMARY........................................................4
  Shares Offered..........................................................4
  Offering Price..........................................................4
  Investment Objectives and Policies of the Series........................4
  Risk Factors............................................................4
  Investment Adviser......................................................4
  Other Information.......................................................4
  Fund Expenses...........................................................4
ADVISOR'S FUND............................................................4
INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES..........................5
  PCG Growth..............................................................5
  PCG Aggressive Growth...................................................5
  SIM Growth..............................................................5
  SIM Conservative Growth.................................................6
INVESTMENT METHODS AND RISK FACTORS.......................................6
  Investments.............................................................6
    General...............................................................6
    Equity Securities.....................................................6
    Debt Securities.......................................................6
    Convertible Securities................................................7
    Warrants..............................................................7
    U.S. Government Securities............................................7
    Asset-Backed Securities...............................................8
    When-Issued and Forward Commitment Securities ........................8
    Illiquid and Restricted Securities....................................8
    American Depositary Receipts..........................................9
    Zero Coupon Securities ...............................................9
    Repurchase Agreements, Reverse Repurchase Agreements
      and Roll Transactions ..............................................9
  Management Practices....................................................9
    Borrowing.............................................................9
    Lending of Portfolio Securities .....................................10
    Forward Currency Transactions .......................................10
    Options..............................................................10
    Futures Contracts and Related Options ...............................11
    Swaps, Caps, Floors and Collars .....................................11
    Hybrid Instruments ..................................................11
  Risk Factors...........................................................11
    General..............................................................11
    Equity Securities....................................................12
    Specific Risks Pertaining to PCG Aggressive Growth...................12
    Investments in Shares of Mutual Funds................................12
    Additional Expenses Associated with Investments in Mutual Funds......12
    Other Expenses.......................................................13
    Futures and Options Risk ............................................13
    Foreign Investment Risks ............................................13
    Emerging Markets.....................................................13
    Currency Risk .......................................................13
    Risks Associated with Investments in High-Yield Lower-Rated
      Debt Securities ...................................................14
    Industry Concentration...............................................15
    Year 2000 Concerns...................................................15
MANAGEMENT OF THE FUND...................................................15
PORTFOLIO MANAGEMENT.....................................................15
EXPENSES.................................................................16
SALE AND REDEMPTION OF SHARES............................................16
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS......................16
TAX CONSEQUENCES OF INVESTMENTS IN SHARES OF INVESTMENT COMPANIES........17
FOREIGN TAXES............................................................17
DETERMINATION OF NET ASSET VALUE.........................................17
TRADING PRACTICES AND BROKERAGE..........................................18
PERFORMANCE INFORMATION..................................................18
GENERAL INFORMATION......................................................18
  Organization...........................................................18
  Administrator, Transfer Agent and Dividend-Paying Agent................19
  Custodian..............................................................19
  Inquiries..............................................................19

PROSPECTUS SUMMARY

Shares Offered

      Shares of the Advisor's Fund, a Kansas corporation registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company, with four Series, PCG Growth Series, PCG Aggressive Growth Series, SIM Growth Series, and SIM Conservative Growth Series, are being offered for sale to SBL for allocation to certain of its Separate Accounts which fund variable annuity contracts. Shares of the Fund also may be offered to qualified pension and retirement plans outside of the separate account context.

Offering Price
      The public offering price of each Series is equal to its net asset value per share. The share price of each Series is expected to fluctuate, and the price paid may be higher or lower than the price at redemption.

Investment Objectives and Policies of the Series
      PCG Growth seeks long-term growth of capital by investing in a broadly-diversified portfolio of equity securities. PCG Growth will seek its investment objective by investing primarily in common stock, but may also include other types of equity securities. See "Investment Objectives and Policies - PCG Growth."
      PCG Aggressive Growth seeks capital appreciation by investing primarily in a diversified portfolio of equity securities of companies with small and medium capitalization. PCG Aggressive Growth will seek its investment objective by focusing primarily on investments in common stock, but may also include other types of equity securities. See "Investment Objectives and Policies - PCG Aggressive Growth."
      SIM Growth seeks long-term growth of capital by investing primarily in shares of other publicly available investment companies commonly called mutual funds. SIM Growth will primarily invest in shares of a variety of mutual funds. See "Investment Objectives and Policies - SIM Growth."
      SIM Conservative Growth seeks total return by investing primarily in a diversified portfolio of publicly available mutual funds. SIM Conservative Growth will generally invest between 30% and 70% of its net assets in mutual funds that primarily invest in equity securities and the remainder in mutual funds that primarily invest in investment grade fixed-income securities. See "Investment Objectives and Policies - SIM Conservative Growth."

Risk Factors
      An investment in any of the Series involves a certain amount of risk and may not be suitable for all investors. As with any investment, the risk exists that an investor will lose a part or all of the investment made. See "Investment Methods and Risk Factors." The Series invest, directly or indirectly, in foreign securities, which may be subject to price volatility, currency fluctuations and other risks. The Series also invest in various types of equity and debt securities that may be considered volatile or speculative, as well as in shares of investment companies, which present certain diversification, management and other risks.

Investment Adviser
      PCG continuously manages or oversees each Series' investments. Mench serves as portfolio manager and subadviser for PCG Aggressive Growth. See "Management of the Fund" and "Portfolio Management."

Other Information
      Investors who have questions regarding the Advisor's Fund may write to the Fund at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3112, or 1-800-888-2461, extension 3112.

Fund Expenses
     The following expense table indicates costs and expenses that an investor should anticipate incurring either directly or indirectly as a shareholder of the Fund. The information is based on estimated expenses for the Fund for the current fiscal year. "Investment Advisory Fees" are set according to the terms of an agreement with the Investment Adviser and should not fluctuate unless the agreement itself is changed. "Other Expenses" reflect an estimate of the expenses, other than the Investment Advisory Fee, that will be incurred by the Fund and may change after the Fund commences operations.

Annual Fund Operating Expenses
(as a percentage of average net assets annualized)

                                           PCG                   SIM
                               PCG       Aggressive     SIM    Conservative
                              Growth       Growth     Growth     Growth

Investment Advisory Fees      0.75%         0.75%      0.75%      0.75%

Other Expenses                0.97%         0.97%      0.97%      0.97%

Total Fund Operating Expenses 1.72%         1.72%      1.72%      1.72%

      The purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Fund will bear. The following Examples illustrate the expenses borne by Fund shareholders.

Examples*

      An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                             PCG                         SIM
                PCG       Aggressive       SIM       Conservative
               Growth      Growth         Growth        Growth

1 Year          $17          $17            $17           $17
3 Years         $54          $54            $54           $54
------------------
*This example should not be considered a representation of future expenses, which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

ADVISOR'S FUND

      Advisor's Fund, a Kansas corporation, was organized on April 29, 1998, to serve as the investment vehicle for certain of SBL's variable annuity Separate Accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts established for the purpose of funding variable annuity contracts issued by SBL. The Fund reserves the right to expand the class of persons eligible to purchase shares of any Series of the Fund.
      The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer other than the U.S. Government or its agencies or instrumentalities or investment companies, or purchase more than 10 percent of the outstanding voting securities of any issuer. In addition, no Series will invest more than 25 percent of its total assets in any one industry (except for the investment company industry). The full text of the investment policy limitations is set forth in the Fund's "Statement of Additional Information."

INVESTMENT OBJECTIVES AND POLICIES OF THE SERIES

      The investment objective of each Series is described below. There are risks inherent in the ownership of any security and there can be no assurance that the investment objective of any of the Series will be achieved. Some of the risks involved are described in "Investment Methods and Risk Factors" and in the Statement of Additional Information. The investment objective and policies of each Series may be modified at any time without stockholder approval. However, each of the Series is subject to certain investment restrictions set forth in the Statement of Additional Information, which may not be changed without stockholder approval. Each of the Series may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, for investment purposes or for other purposes consistent with the Series' investment objective and policies. See the discussion of borrowing under "Investment Methods and Risk Factors." Pending investment in other securities or to meet potential redemptions or expenses, each Series may invest in certificates of deposit issued by banks, bank demand accounts, repurchase agreements and high quality money market instruments.

PCG Growth
      The investment objective of PCG Growth is to seek long-term growth of capital by investing in those securities which, in the opinion of the Investment Adviser, have the greatest long-term capital growth potential. PCG Growth seeks to achieve its objective by investing primarily in a broadly diversified portfolio of common stocks (which may include American Depositary Receipts ("ADRs")) or securities with common stock characteristics, such as securities convertible into common stocks. PCG Growth may also make investments in (i) shares of closed-end and publicly available open-end investment companies (known as mutual funds); (ii) debt securities issued by corporations organized under the laws of the United States; (iii) preferred stock; (iv) securities convertible into common stocks; (v) securities issued by the U.S. government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vi) foreign equity and debt securities denominated in U.S. dollars; (vii) zero coupon securities; and (viii) higher yielding, high risk debt securities that are not considered investment grade (commonly known as "junk bonds"). In selecting its investments, PCG Growth will emphasize the potential for capital appreciation and will consider current income only when consistent with its investment objective of long-term capital appreciation. PCG Growth may invest its assets temporarily in cash and money market instruments for defensive purposes. PCG Growth may invest up to 5 percent of its assets in warrants (other than those attached to other securities). From time to time, PCG Growth may purchase securities on a "when issued" or "delayed delivery" basis. For a detailed discussion of ADRs and the purchase of securities on a "when issued" or "delayed delivery" basis, see "Investment Methods and Risk Factors."

PCG Aggressive Growth
      PCG Aggressive Growth has as its investment objective capital appreciation without regard to current income. It seeks to achieve this objective by investing mostly in the equity securities of companies with small or medium capitalization. Generally, the companies will have market capitalizations of at least $500 million but less than $2 billion dollars. PCG Aggressive Growth will seek to achieve its investment objective primarily by making investments in (i) common stocks, including ADRs, but may also invest in other types of securities such as (ii) securities convertible into common stock; (iii) preferred stocks;
(iv) debt securities issued by corporations organized under the laws of the United States; (v) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (vi) foreign equity and debt securities denominated in U.S. dollars; (vii) higher yielding, high risk debt securities that are not considered investment grade (commonly known as "junk bonds");
(viii) zero coupon securities and (ix) shares of closed-end and publicly available open-end investment companies. In selecting its investments, PCG Aggressive Growth will focus entirely on the potential for long-term capital appreciation, and any current dividends produced by its investments will be unintended. Although the types of investments made by PCG Aggressive Growth may provide enhanced opportunities for capital appreciation because of earnings potential, they also may involve more risk than larger, established corporations. PCG Aggressive Growth also may trade its investments more actively and base investment analysis on short-term appreciation possibilities rather than a long-term fundamental securities analysis which may render its investments to be more speculative than a Fund with a longer-term investment horizon. The risks associated with PCG Aggressive Growth's investments are described in "Investment Methods and Risk Factors."

SIM Growth
      SIM Growth's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in shares of other publicly available investment companies, or mutual funds. SIM Growth may invest in underlying mutual funds which invest primarily in (i) common stock and other equity securities, or securities convertible into or exchangeable for such securities of U.S. issuers; (ii) common stock and other equity securities, or securities convertible into or exchangeable for such securities, of foreign issuers; (iii) securities of particular industries; (iv) "hybrid" or "balanced" funds that invest in equity, fixed income, and money market securities; (v) bonds and other fixed income securities of corporate issuers; (vi) multi-sector funds that invest in a variety of fixed income securities from domestic and foreign corporate and governmental issuers; (vii) junk bonds; (viii) money market securities; (ix) zero-coupon bonds; (x) securities issued or guaranteed or insured by the U.S. government, its agencies or instrumentalities; and (xi) municipal bonds. Underlying funds in which SIM Growth invests may also make margin deposits in connection with futures transactions and related options. To the extent SIM Growth makes investments in fixed-income mutual funds it will primarily invest in mutual funds investing in zero coupon bonds. The underlying funds in which SIM Growth invests may be authorized to invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest their assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to one-third of their assets for investment purposes; write or purchase call or put options on securities or stock indexes; concentrate more than 25% of their assets in one industry; and enter into futures contracts and options on futures contracts. The risks associated with these investments are described in "Investment Methods and Risk Factors."

SIM Conservative Growth
      SIM Conservative Growth has as its investment objective total return. It seeks to achieve this objective primarily through investments in shares of other publicly available investment companies, or mutual funds. Under normal market conditions, SIM Conservative Growth will allocate between 30% and 70% of its assets to investments in mutual funds that primarily invest in equity securities and the remainder in mutual funds that primarily invest in investment grade fixed-income securities. SIM Conservative Growth may make investments in underlying mutual funds which invest primarily in (i) common stock and other equity securities, or securities convertible into or exchangeable for such securities of U.S. issuers; (ii) common stock and other equity securities, or securities convertible into or exchangeable of such securities, of foreign issuers; (iii) securities of particular industries; (iv) "hybrid" or "balanced" funds that invest in equity, fixed income, and money market securities; (v) bonds and other fixed income securities of corporate issuers; (vi) multi-sector funds that invest in a variety of fixed income securities from domestic and foreign corporate and governmental issuers; (vii) junk bonds; (viii) money market securities; (ix) zero-coupon bonds; (x) securities issued or guaranteed or insured by the U.S. government, its agencies or instrumentalities; and (xi) municipal bonds. SIM Conservative Growth may also make margin deposits in connection with futures transactions and related options. The underlying funds in which SIM Conservative Growth invests may be authorized to invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to these investments; invest their assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to one-third of their assets for investment purposes; write or purchase call or put options on securities or stock indexes; concentrate more than 25% of their assets in one industry; and enter into futures contracts and options on futures contracts. SIM Conservative Growth is structured to balance the appreciation of equity securities with the income benefits and principal stability offered by bonds as part of a long-term investment strategy. As such, SIM Conservative Growth anticipates allocating its assets so that approximately 50% of the assets will be invested in mutual funds concentrated in the fixed income sector with the remaining 50% invested in equity-oriented mutual funds. Of course, in the short-term the asset mix of SIM Conservative Growth will fluctuate. The risks associated with SIM Conservative Growth's investments are described in "Investment Methods and Risk Factors."

INVESTMENT METHODS AND RISK FACTORS

      The following is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a description of certain additional risk factors related to various securities, instruments and techniques in which the Series may invest, either directly or indirectly through investments in underlying mutual funds. The risks so described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so. Some of the securities, instruments and techniques that may be used by the Series, and the associated risks, are described in the "Investment Objectives and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. As with all investments, there is a risk that an investor will lose money when investing in the Fund.

Investments
      General -- Each of the Series may, for temporary defensive purposes, invest in cash reserves without limitation. The Series may establish and maintain reserves as the Investment Adviser or the Subadviser believes is advisable to facilitate the Series' cash flow needs. Cash reserves include money market instruments, including repurchase agreements, in the two highest categories, bank certificates of deposit, and bank demand accounts. Short-term securities may be held as collateral for futures contracts. These securities are segregated and may not be available for the Series' cash flow needs.
      As a fundamental policy, for the purpose of realizing additional income, the Series may lend securities with a value of up to 33 1/3 percent of its total assets to broker-dealers, institutional investors, or other persons. Any such loan will be continuously secured by collateral at least equal to the value of the securities loaned. For a discussion of the limitations on lending and risks of lending, see "Investment Methods and Risk Factors" -- "Lending of Portfolio Securities."
      Equity Securities -- The Series may invest directly or indirectly in all types of equity securities, including, but not limited to, common stocks, preferred stocks, convertible securities, warrants, options, and restricted securities.
      Debt Securities -- The Series may invest directly in, or may invest in underlying mutual funds which invest in, debt securities within any particular rating classification. See the Statement of Additional Information for a description of corporate bond ratings. The Series may invest in securities which are, at the time of purchase, rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). In addition, the Series may invest in underlying funds which invest in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities which are at the time of purchase rated Ba or lower by Moody's or BB or lower by S&P. However, the Investment Adviser or Subadviser will not rely principally on the ratings assigned by the rating services and therefore the success of these investments may be more dependent on the Investment Adviser's own credit analysis than would be the case if investing in higher rated securities.
      The Series may invest in corporate debt securities rated Baa or higher by Moody's or BBB or higher by S&P at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Adviser or Subadviser. See Appendix A to the Fund's Statement of Additional Information for a description of corporate bond ratings. Included in such securities may be convertible bonds or bonds with warrants attached which are rated at least Baa or BBB at the time of purchase, or if unrated, of equivalent quality as determined by the Investment Adviser or Subadviser. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics.
      Certain Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Such securities include securities rated Ba or lower by Moody's or BB or lower by S&P and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Series will not invest in junk bonds which are rated in default at the time of purchase.
      The Series may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or a province thereof, and Canadian corporate debt securities. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless they are payable in U.S. dollars. The Series may invest in Yankee CDs which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. The Series also may invest in debt securities issued by foreign governments, their agencies and instrumentalities and foreign corporations denominated in U.S. dollars.

      Convertible Securities -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in, convertible securities. A convertible security is a fixed income security or a preferred stock that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
      As debt obligations, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt obligations, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because the market value of securities will fluctuate.
      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Warrants -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in, warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
      U.S. Government Securities -- Each Series may, directly and/or indirectly though investments in mutual funds, invest in U.S. Government securities which include obligations issued or guaranteed (as to principal and interest) by the United States Government or its agencies (such as the Small Business
Administration, the Federal Housing Administration, and Government National Mortgage Association), or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks), and instruments fully collateralized with such obligations, such as repurchase agreements. U.S. Government securities are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. These include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The diversification rules under
Section 817(h) of the Internal Revenue Code limit the ability of the Series to invest more than 55 percent of its assets in the securities of any one U.S. Government agency or instrumentality. Government National Mortgage Association
(GNMA) certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. Although U.S. Government securities are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way.

      Asset-Backed Securities -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in, asset-backed securities. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

      The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

      When-Issed and Forward Commitment Securities -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in, when-issued and forward commitment securities. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Series will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Series may dispose of a commitment prior to settlement if the Investment Adviser or Subadviser deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Series disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Series enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Series may incur a loss.

      Illiquid and Restricted Securities -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in, illiquid securities. The Series may acquire illiquid securities in an amount not exceeding 15 percent of net assets. Because an active trading market does not exist for such securities the sale of such securities may be subject to delay and additional costs.
      Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Series to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Series' limitation on illiquid securities.
      Trading restricted securities pursuant to Rule 144A of the 1933 Act may enable a Series to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of a Series' investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Series may be permitted to sell it under an effective registration statement. If during a period adverse conditions were to develop, a Series might obtain a less favorable price than that prevailing when it decided to sell.
      The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities purchased directly by the Series. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Adviser and Subadviser. In making the determination regarding the liquidity of Rule 144A securities, the Investment Adviser or Subadviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Adviser or Subadviser may consider:
(1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Series' assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.
      Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Series. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Acting pursuant to guidelines established by the Board of Directors, some restricted securities and Rule 144A Securities may be considered liquid.

      American Depositray Receipts (ADRs) -- ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below.

      Zero Coupon Securities -- Each of the Series may invest directly in, or may invest in underlying mutual funds which invest in zero coupon securities. The Series may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds or zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Series' income. Accordingly, for a Series to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Distributions and Federal Income Tax Considerations" below), the Series may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Series' cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Series will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

      Repurchase Agreements -- Each of the Series may enter directly into, or may invest in underlying mutual funds which enter into, repurchase agreements, reverse repurchase agreements and roll transactions. A repurchase agreement is a contract under which a Series would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Series to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized, including interest earned thereon, during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Series will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Series may be delayed or limited and the Series may incur additional costs. In such case, the Series will be subject to risks associated with changes in market value of the collateral securities. To the extent possible, each of the Series intends to limit repurchase agreements to institutions believed by the Investment Adviser or Subadviser to present minimal credit risk.
      The Series may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Series would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Series' obligation to repurchase the securities, and the Series' use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
      The Series also may enter into "dollar rolls," in which a Series sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series would forego principal and interest paid on such securities. The Series would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.
      At the time a Series enters into reverse repurchase agreements or dollar rolls, it will establish and maintain a segregated account with its custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest.

Management Practices
      Borrowing -- Each Series may directly or by means of its investments in underlying mutual funds, borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      Lending of Portfolio Securities -- Each Series may directly, or by means of its investments in underlying mutual funds, lend securities to broker-dealers, institutional investors, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the Series could experience delays in recovering its securities and possibly capital losses. Any loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      Forward Currency Transactions -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, mutual funds in which the Series invest may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. There can be no assurance that such risk management practices will succeed. Only a limited market, if any, currently exists for forward currency contracts and options and futures instruments relating to currencies of most emerging markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, a mutual fund may not be able to effectively hedge its investment in such emerging markets.
      To attempt to hedge against adverse movements in exchange rates between currencies, an underlying mutual fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. An underlying mutual fund may enter into forward currency contracts either with respect to specific transactions or with respect to the respective fund's portfolio positions. For example, when an underlying mutual fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, if the adviser of the underlying mutual fund believes that a particular currency may decline compared to the U.S. dollar or another currency, the underlying mutual fund may enter into a forward contract to sell the currency the adviser expects to decline in an amount up to the value of the portfolio securities held by the underlying fund denominated in a foreign currency.
      The use of forward currency contracts or options and futures transactions by underlying mutual funds in which the Series invest involve certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: dependence on the underlying mutual fund's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the underlying mutual fund's currency risks are different from those needed to select the securities in which an underlying mutual fund invests. An underlying mutual fund in which the Series invest also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      Options -- Each Series may directly, or by means of its investments in underlying mutual funds, engage in options. A call option on a security gives the purchaser of the option, in return for a premium paid to the writer (seller), the right to buy the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer (seller) of a call option has the obligation to sell the underlying security at the exercise price. When a Series purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by such Series, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly. By writing a call option, a Series assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. A Series will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Series' portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price.
      The Series may write only covered call options. This means that the Series will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Series' ability to close out options it has written.
      A call option on a stock index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.
      A put option on a security gives the purchaser of the option, in return for premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. The Series may write only covered put options, which means that the Series will maintain in a segregated account cash or liquid securities in an amount not less than the exercise price or the Series will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times which the put option is outstanding. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.
      A put option on a stock index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.
      A Series may sell a call option or a put option which it has previously purchased prior to purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.

      Futures Contracts and Related Options -- Each Series may, by means of its investments in underlying mutual funds, buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. An underlying fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect its shares from a decrease in value. When an underlying fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.
      Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

      Swaps, Caps, Floors and Collars -- Each Series may, by means of its investments in underlying mutual funds, enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivative instruments. It is anticipated that underlying funds enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the fund anticipates purchasing at a later date.
      Interest rate swaps involve the exchange by an underlying fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.
      The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      Hybrid Instruments -- Each Series may directly, or by means of its investments in underlying mutual funds, invest in hybrid instruments. These instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Series may not be successful.

Risk Factors
      General -- Each Series' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if applicable, its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by a Series are subject to greater interest rate risk. There is no assurance that any Series will achieve its investment objective. For all of the Series, but especially, SIM Growth and SIM Conservative Growth, investments in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results which would not be present in a direct investment in the underlying funds. See "Distributions and Federal Income Tax Considerations."

      Equity Securities -- Under normal market conditions, each Series is expected to be primarily invested directly or indirectly in common stocks and securities that are convertible into common stocks. Accordingly, an investment in the Series is subject to the type of market risk that is generally associated with equity investments. The value of the Series' investments may be affected by changes in the value of the overall stock market such that the value of an investment in the Series upon redemption may be more or less than the initial amount invested.

      Specific Risks Pertaining to PCG Aggressive Growth -- Although PCG Aggressive Growth believes that the small and medium size companies in which it invests present greater opportunities for capital appreciation because of high potential earnings growth, these investments also present greater risks because the value of the stocks of such companies are prone to significant fluctuations. Moreover, such companies may not have the same asset diversification as larger, more established businesses and could experience financial difficulties in the event of an economic downturn generally or in their particular industry. PCG Aggressive Growth also will employ investment strategies which are considered speculative and involve substantial risk. In seeking capital appreciation without regard to current income, PCG Aggressive Growth may focus its investments on short-term potential return as distinct from long-term investment prospects.

      Investments in Shares of Mutual Funds -- SIM Growth and SIM Conservative Growth, together with the other Series and any "affiliated persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) may purchase only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons of a Series hold shares of any of the underlying funds, each Series' ability to invest fully in shares of those funds may be restricted, and the Investment Adviser or Subadviser must then, in some instances, select alternative investments that would not have been its first preference.
      The 1940 Act also provides that an underlying investment company whose shares are purchased by SIM Growth or SIM Conservative Growth will be obligated to redeem shares held by such Series only in an amount up to 1% of the underlying investment company's outstanding securities during any period of less than 30 days. Shares held by such a Series in excess of 1% of an underlying investment company's outstanding securities, therefore, may be considered not readily marketable securities which together with other such securities may not exceed 15% of that Series' net assets.
      Under certain circumstances, an underlying investment company may determine to make payment of a redemption by a Series wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. This may produce additional costs to the Series. In such cases, the Series may hold securities distributed by an underlying investment company until the Investment Adviser determines that it is appropriate to dispose of such securities.
      Investment decisions made by the investment advisers of the underlying funds are made independently of the Fund and its Investment Adviser or Subadviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Series without accomplishing an intended investment purpose. To the extent investment decisions are made by the investment advisers of the underlying funds independently of the Fund, its Investment Adviser or Subadviser and the investment objectives of each Series, an underlying fund may, at any one time, hold larger cash positions or make investments that may compromise the intended investment objective of a Series.
      Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Each Series may purchase shares of underlying funds that are subject to sales charges. The Series, when appropriate, will take advantage of programs that are available to reduce the sales charges by the Series. To the extent an underlying fund offers multiple classes of shares, the Series will purchase the share class available to it with the lowest sales charges. However, the Series will not invest in shares of underlying funds which are sold with a contingent deferred sales charge or which assess redemption charges.

      Under certain circumstances, a sales charge incurred by a Series in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss for federal income tax purposes on the dispositions of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the Series to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

      Additional Expenses Associated with Investments in Mutual Funds. As an investor in the Series, in particular SIM Growth and SIM Conservative Growth, you should recognize that you may invest directly in mutual funds and that, by investing in mutual funds indirectly through the Series, you will bear not only your proportionate shares of the expenses of the Series (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. As a Series contractowner, you also will bear your proportionate share of any sales charges incurred by the Series related to the purchase of shares of the underlying funds.

      Other Expenses - A contractowner will also bear a proportionate share of expenses related to the Fund and also may indirectly bear expenses paid by an underlying fund relating to distribution fees under Rule 12b-1 of the 1940 Act or service activities for its shares.

      Futures and Options Risk -- The Series may invest in underlying funds which enter into futures contracts to hedge all or a portion of the portfolio, or as an efficient means of adjusting its exposure to the stock market. Futures contracts and options can be highly volatile and could result in reduction of an underlying fund's total return, and an underlying fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from options and futures could be significant if an underlying fund is unable to close out its position due to distortions in the market or lack of liquidity. The risk of loss from the use of futures extends beyond initial investment and could potentially be unlimited.
      The use of futures, options and forward contracts involves investment risks and transaction costs to which an underlying fund would not be subject absent the use of these strategies. If an investment adviser of an underlying fund seeks to protect it against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to such fund, the fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options and forward contracts include: (a) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (b) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. An underlying fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to such underlying fund.
      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of a hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the underlying fund's investment adviser to correctly forecast interest rate movements and general stock market price movements.

      Foreign Investment Risks -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, and the issuers thereof usually are not subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers.
      Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets. Securities of foreign companies are generally less liquid, and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities.
      A Series' indirect income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of an underlying fund, political or social instability, or diplomatic developments which could affect the investments of the underlying funds in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

      Emerging Markets -- Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States, and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

      Currency Risk -- Underlying mutual funds in which the Series may invest that invest in securities denominated in currencies other than the U.S. dollar, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of an underlying fund's shares, and also may affect the value of dividends and interest earned by the underlying fund and gains and losses realized by the underlying fund. In addition, an underlying fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.
Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

      Risks Associated with Investments in High-YIeld Lower-Rated Debt Securities -- Investment in debt securities rated below investment grade involves a high degree of risk. Debt securities rated BB and lower by S&P, and Ba and lower by Moody's, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. As noted above, certain Series may invest in debt securities rated below C, which are in default as to principal and/or interest. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Description of Corporate Bond Ratings

---------------------------------------------
  Moody's    Standard &
 Investors     Poor's
  Service,     Ratings       Definition
    Inc.      Services
    Aaa          AAA       Highest quality
     Aa          AA         High quality
     A            A      Upper medium grade
    Baa          BBB        Medium grade
     Ba          BB      Lower medium grade/
                             speculative
                              elements
     B            B          Speculative
    Caa          CCC      More speculative/
     Ca          CC        possibly in or
     C            C         high risk of
                               default
    ---           D          In default
 Not rated    Not rated       Not rated
---------------------------------------------
      For a more complete description of the corporate bond ratings, see the Appendix to the Fund's Statement of Additional Information.
      The market value of lower quality debt securities tends to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market.
      Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Series. If an issuer exercises these provisions in a declining interest rate market, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Series may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Series anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Series.
      Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Series will adversely impact net asset value of the Series. See "Investment Methods and Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. A Series also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Series may have limited legal recourse in the event of a default. Debt securities issued by governments in foreign markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in foreign markets in the event of default by the governments under commercial bank loan agreements.

      Industry Concentration -- SIM Growth and SIM Conservative Growth may invest in underlying funds which concentrate their investments within one industry. Because the scope of investment alternatives with an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a fund which invests in a broader range of securities.

      Year 2000 Concerns -- The Fund has taken steps designed to address the technological challenges posed by computer software and hardware systems registering the year 2000, including making inquiries of its primary service providers regarding steps taken to address these challenges. The Investment Adviser will monitor the status of all service providers' year 2000 compliance efforts and periodically report to the Fund's Board of Directors regarding these efforts. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on contractowners arising from the year 2000 issue, although there is no assurance that the Fund will not experience problems as a result of the year 2000 technological challenges. The costs or consequences of an incomplete or untimely resolution of the year 2000 issue are unknown to the Fund at this time.

MANAGEMENT OF THE FUND

      The management of the Fund's business and affairs is the responsibility of the Fund's Board of Directors. The Investment Adviser, PCG, 4650 SW Macadam Avenue, Portland, Oregon 97201, is responsible for selection and management of the Fund's portfolio investments, except for PCG Aggressive Growth, which shall be managed by Mench as Subadviser. PCG is a corporation organized under the laws of the State of Oregon and is a subsidiary of Interwest Financial Group, Inc. ("Interwest"). PCG's principal executive officers and associated persons are registered representatives of PCG, a broker dealer registered with the NASD. PCG provides financial planning advice for high net worth individuals and consulting services. Its principal executive officers are also separately licensed as registered representatives of a broker dealer and/or insurance agents or brokers for one or more insurance companies and are licensed as insurance agents for various insurance companies. While the Investment Adviser managed $200 million in assets, as of August 31, 1998, prior to the commencement of operations of the Fund, it had no experience in providing investment management services to an investment company.
      In accordance with the terms of its investment advisory agreement with the Fund, PCG manages, or arranges for the management of, the Series' portfolios in accordance with each Series' stated investment objective and policies and makes all investment decisions on behalf of the Series. As compensation for its investment advisory services, PCG receives on an annual basis, an amount equal to 0.75 percent of the average net assets of each Series, computed on a daily basis and payable monthly. In addition, PCG may receive payments (up to a maximum of 1% of the public offering price) on purchases by the Series of shares issued by mutual funds which have a distribution and/or service plan.
      Mench, 30 West Third Street, Fourth Floor, Cincinnati, Ohio, 45202, through a subadvisory agreement with PCG, will act as Subadviser and portfolio manager for PCG Aggressive Growth. The Subadviser is an Ohio corporation and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Subadviser acts as Subadviser for other investment companies and clients of other investment advisers, including PCG. The Subadviser will be paid from the advisory fee paid to PCG, and not by PCG Aggressive Growth, for its services on behalf of PCG Aggressive Growth, a subadvisory fee equal to 0.25% of the average daily net assets of PCG Aggressive Growth.

PORTFOLIO MANAGEMENT

      Tod Billings and Robert L. Keys of PCG will act as Portfolio Managers for all of the Series except PCG Aggressive Growth.
      Mr. Billings has been employed as a Portfolio Manager for PCG for five years. He has served as Director of Research and head Portfolio Manager for PCG for the last two years. Mr. Billings, in conjunction with PCG, has developed a proprietary individual security selection program which he applies to his duties as Portfolio Manager. Mr. Billings has a Bachelor of Arts from the University of Portland in Marketing and Management.
      Mr. Keys is President and founder of Interwest Financial Group, Inc., the parent company of PCG which was founded in 1983. He also currently serves as Chief Executive Officer of PCG. Mr. Keys is a past board member of IAFP (International Association of Financial Planners) and also serves as a Director of the Executive Committee of National Network of Estate Planning Attorneys. Mr. Keys is a Certified Financial Planner and has a Master's degree in Business and Education from the University of Oregon.
      Thomas S. Mench will serve as Portfolio Manager for PCG Aggressive Growth. Mr. Mench is Chairman-Chief Financial Officer for the Subadviser and has over twenty years of experience as an investment professional. Mr. Mench is a certified financial planner and, prior to forming the Subadviser in 1994, was employed by Leshner Financial Services, Inc. as Vice-President and Chief Investment Officer. Mr. Mench was employed as Trust Officer and a Director of Portfolio Management at Star Bank N.A. prior to his experience at Leshner Financial Services, Inc. Mr. Mench has a Bachelor of Arts in Business from Butler University.

      Services Plan - The Fund has adopted a Services Plan (the "Plan") and related agreement ("Services Agreement") for each Series of the Fund. The Plan provides that the Fund is authorized to make payments, directly or through PCG, to Authorized Firms, as defined below. The Plan, which will be administered by PCG, provides that the fee will be paid to registered investment advisers, registered broker-dealers, banks, trust companies and other persons or entities ("Authorized Firms") for providing "service activities" with respect to variable insurance contracts or with respect to Shares held by certain qualified retirement plans (the holders of these contracts and retirement plans are considered "investors" with regard to the Plan).
      The services provided by the Authorized Firms may include, among other things, receiving, aggregating and forwarding purchase and redemption orders; providing and maintaining investor records; communicating periodically with investors and answering questions and handling correspondence from investors about their accounts; acting as the nominee for investors; maintaining account records and providing investors with account statements; processing dividend payments; issuing investor reports and transaction confirmations; providing subaccounting services; forwarding shareholder communications to investors; receiving, tabulating and transmitting proxies executed by investors; general account administration activities; and providing such similar services as the Fund may reasonably request to the extent the Authorized Firm is permitted to do so under applicable statutes, rules or regulation.
      Each Series of the Fund pays an aggregate fee in an amount not to exceed on an annual basis 0.50% of the average daily net asset value of the shares of each Series of the Fund attributable to variable insurance contracts or with respect to Shares held by certain qualified retirement plans for which an Authorized Firm provides services.
      Authorized Firms may charge other fees to their clients who are contractowners in connection with their client accounts. These fees would be in addition to any amounts received by the Authorized Firms and would be for services other than those provided under the Services Agreement. Under the terms of the Services Agreement, Authorized Firms are required to provide their clients with a schedule of fees charged to such clients which relate to the investment of customers' assets in shares of the Fund.
      Each Series will accrue payments made pursuant to the Plan daily. The payments under the Plan which are required to be accrued to a Series' shares on any day will not exceed the distributable income to be accrued to such shares on that day. All inquiries must be directed to an investor's Authorized Firm.
      The Investment Adviser may, from time to time, make payments to banks, broker-dealers, or other financial intermediaries for certain services for the Fund and/or contractowners. Such payments are made out of the Investment Adviser's own resources and do not involve additional costs to the Fund or contractowners.

EXPENSES

      The Fund bears all expenses of its operations other than those assumed by the Investment Adviser. Expenses of the Fund include, but are not limited to: the investment advisory fee; administrative, transfer agent, and dividend paying agent fees; Plan fees; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses; confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes; organizational costs; and independent directors' fees and expenses.

SALE AND REDEMPTION OF SHARES

      Shares of the Fund will be sold to SBL for allocation to Separate Accounts, or to qualified pension and retirement plans. Shares are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. See "Determination of Net Asset Value." No sales or redemption charge is made. The value of shares redeemed may be more or less than the stockholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. Contractowners do not deal directly with the Fund to purchase or redeem shares, and contractowners should refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

DISTRIBUTIONS AND FEDERAL
INCOME TAX CONSIDERATIONS

      The following summarizes certain federal income tax considerations generally affecting the Series. See the Statement of Additional Information for further details. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders, and the discussion here and in the Statement of Additional Information is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.
      Each Series intends to separately qualify and elect to be treated each year as a "regulated investment company" under Subchapter M of the Code and, therefore, generally will not be liable for federal income taxes to the extent it qualifies and its net investment income and capital gains are distributed. The Fund expects to distribute, at least once a year, substantially all of each Series' net investment income and net realized capital gains. Such distributions will be reinvested on the payable date in additional shares of the respective Series at the net asset value thereof as of the record date (reduced by an amount equal to the amount of the distribution). Each Series will be treated separately in determining the amounts of income and capital gains distributions to the variable annuity accounts. For this purpose, each Series will reflect only the income and gains, net of losses, of that Series.
      To comply with regulations under Code section 817(h), each Series is required to diversify its investments. Generally, a Series will be required to diversify its investments so that on the last day of each quarter of the calendar year no more than 55 percent of the value of the total assets is represented by any one investment, no more than 70 percent is represented by any two investments, no more than 80 percent is represented by any three investments, and no more than 90 percent is represented by any four investments. If a Series fails to meet the diversification requirements under Code section 817(h), income with respect to life insurance policies and annuity contracts invested in the Series at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such contracts and income for prior periods with respect to the contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. If a Series fails to qualify as a regulated investment company, the results would be substantially the same as a failure to meet the diversification requirements under Code section 817(h).
      Certain requirements relating to the qualification of a Series as a regulated investment company and to the satisfaction of the Code section 817(h) diversification requirements may limit the extent to which a Series will be able to engage in certain investment practices, including transactions in options, futures contracts, forwards, swaps and other types of derivative securities transactions. In addition, if a Series were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Series' ability to qualify as a regulated investment company and to satisfy the Code section 817(h) diversification requirements might be affected.
      See "Distributions and Federal Income Tax Considerations" in the Statement of Additional Information for more information on taxes, including information on the taxation of distributions from a Series. The federal tax consequences to purchasers of SBL's variable insurance contracts registered under the Securities Act of 1933 are described in the prospectus applicable to such contracts.

TAX CONSEQUENCES OF INVESTMENTS IN SHARES OF INVESTMENT COMPANIES

      A Series may invest in underlying funds with capital loss carry-forwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carry-forwards in determining the amount of capital gains which must be distributed to its shareholders. To the extent that gains are offset in this manner, the Series will not realize gains on the related fund until such time as the underlying fund is sold.
      Income received from the underlying funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. The underlying funds' transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the underlying funds' income distributions to constitute a return of capital for tax purposes or require the underlying fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

FOREIGN TAXES

      Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. Each Series intends to operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. Although contractowners will indirectly bear the cost of such foreign taxes, they will not be able to claim foreign tax credits or deductions for taxes paid by a Series.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange on each day that the Exchange is open for trading (normally 3:00 p.m. Central time). The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets, less all liabilities, by the number of shares of each Series outstanding. Securities listed or traded on a recognized securities exchange will be valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price or if the bid price is deemed unsatisfactory by the Board of Directors or by the Administrator, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value.
      The Fund will generally value short-term securities at prices based on market quotations for securities of similar type, yield, quality and duration, except that securities with 60 days or less to maturity may be valued on the basis of the amortized cost valuation technique. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
      While this method provides certainty in valuation, it may result in periods during which value (as determined by amortized cost) is higher or lower than the price the Fund would receive if the security were sold.
      Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of Series investing in foreign securities, or the shares of underlying funds investing in foreign securities, generally are determined as of the close of such foreign markets or the close of the New York Stock Exchange if earlier. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange. Trading on foreign exchanges and in foreign currencies may not take place on every day the New York Stock Exchange is open. Conversely trading in various foreign markets may take place on days when the New York Stock Exchange is not open and on other days when the Fund's net asset values are not calculated. Consequently, the calculation of the net asset value may not occur contemporaneously with the determination of the most current market prices for the securities included in such calculation, and events affecting the value of such securities and such exchange rates that occur between the times at which they are determined and the close of the New York Stock Exchange will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value.

TRADING PRACTICES AND BROKERAGE

      Each Series is actively managed and has no restrictions upon portfolio turnover, although annual portfolio turnover is expected to be between 80% and 100%. A 100% annual portfolio turnover rate would be achieved if each security in a Series' portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. To the extent the Series invest in shares of mutual funds with sales loads, a higher turnover rate would result in correspondingly higher sales loads paid by the Series. There is no limit on the portfolio turnover rates of the underlying funds in which the Series may invest.
      The rates of portfolio turnover may be substantially higher during any period when changing market or economic conditions suggest a shift in portfolio emphasis.
      Transactions in portfolio securities are effected in the manner deemed to be in the best interest of the Series. In selecting a broker to execute a specific transaction, all relevant factors will be considered, such as the broker's ability to obtain the best execution of a particular transaction. Portfolio transactions may be directed to affiliated broker-dealers (who will receive brokerage commissions on such transactions), brokers who furnish investment information or research services to the Investment Adviser or Subadviser, or who sell contracts, policies, or shares of the Series. Although the Investment Adviser and Subadviser may consider sales of shares of the Series in the selection of a broker, this will not be a qualifying or disqualifying factor.
      Securities held by the Fund may also be held by other investment advisory clients of the Investment Adviser or Subadviser, including other investment companies. Purchases or sales of the same security occurring on the same day may be aggregated and executed as a single transaction, subject to the Investment
Adviser's or Subadviser's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information for a more detailed description of aggregated transactions and allocation of portfolio brokerage.

PERFORMANCE INFORMATION

      The Fund may, from time to time, include the average annual total return and total return of the Series in advertisements or reports to stockholders or prospective investors. Quotations of average annual total return for any Series will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Series over a period of 1, 5, and 10 years (up to the life of the Series), and will assume that all dividends and distributions are reinvested when paid.
      Quotations of total return for any Series will be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return for the period. Total return calculated in this manner will differ from the average annual total return in that it is not expressed in terms of an average rate of return.
      Performance information for a Series may be compared, in reports and promotional literature, to: (i) The Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.
      Quotations of average annual total return or total return for the Fund will not take into account charges or deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the policies or contracts issued by SBL. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during a particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine average annual total return and total return for the Series, see the Statement of Additional Information.

GENERAL INFORMATION

Organization
      Advisor's Fund is a Kansas corporation and has authorized the issuance of an indefinite number of shares of capital stock without par value or stated capital. The Fund's shares are currently issued in four Series, PCG Growth Series, PCG Aggressive Growth Series, SIM Growth Series and SIM Conservative Growth Series. The shares of each Series represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets.
      Upon issuance and sale, such shares will be fully paid, nonassessable and redeemable. These shares have no preemptive rights, but the shareholders of each Series are entitled to receive dividends as declared for that Series by the Board of Directors of the Fund.
      There shall be no cumulative voting rights for the election of directors. On matters affecting a particular Series, each share of that Series has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the SEC, in certain instances a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.
      The Fund does not generally hold annual meetings of stockholders for the election of directors or any other reason, and will do so only when required by law.

Administrator, Transfer Agent and Dividend-Paying Agent
      Security Management, 700 SW Harrison St., Topeka, Kansas 66636-0001, acts as administrative agent, transfer agent and dividend disbursing agent for each Series of the Fund, and as such performs administrative functions, fund accounting, transfer agency, dividend disbursing services, bookkeeping, accounting and pricing functions for the Fund. For providing these services, the Administrator receives from each Series of the Fund an annual maintenance fee of $8.00 per account, an annual accounting fee of the greater of $15,000 or 0.03% of the average daily net asset value of the Series and an annual administration fee of 0.045% of the average daily net asset value of the Series. Security Management also receives a fee per transaction and dividend. Security Management is a limited liability company which is ultimately controlled by SBL.

Custodian
      UMB Bank, N.A. acts as the custodian for the portfolio securities of the Series.

Inquiries
      Investors who have questions concerning the Fund or wish to obtain additional information, may write to the Advisor's Fund at 700 SW Harrison St., Topeka, Kansas 66636-0001, or call (785) 431-3112 or 1-800-888-2461, extension
3112.

                       THIS PAGE LEFT BLANK INTENTIONALLY

     ADVISOR'S FUND















      Statement of Additional Information
      October 16, 1998
      (785) 431-3127
      (800) 888-2461



--------------------------------------------------------------------------------

INVESTMENT ADVISER                      CUSTODIAN
  Private Consulting Group, Inc.          UMB Bank, N.A.
  4650 SW Macadam Avenue                  928 Grand Avenue
  Portland, Oregon 97201                  Kansas City, Missouri  64106

FUND ADMINISTRATOR                      INDEPENDENT AUDITORS
   Security Management Company, LLC       Ernst & Young, LLP
   700 SW Harrison                        One Kansas City Place
   Topeka, Kansas  66636                  1200 Main Street
                                          Kansas City, Missouri  64105

ADVISOR'S FUND

700 SW Harrison Street, Topeka, Kansas 66636-0001


                                  Statement of
                             Additional Information
                                October 16, 1998

      This Statement of Additional Information is not a Prospectus. It should be read in conjunction with Advisor's Fund Prospectus dated October 16, 1998, as it may be supplemented from time to time. A Prospectus may be obtained free of charge by writing the Fund at 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3112 or (800) 888-2461, ext. 3112.


                                TABLE OF CONTENTS

                                                                    PAGE

WHAT IS ADVISOR'S FUND?................................................2
INVESTMENT METHODS AND RISK FACTORS....................................2
INVESTMENT POLICY LIMITATIONS.........................................23
OFFICERS AND DIRECTORS................................................24
REMUNERATION OF DIRECTORS AND OTHERS..................................24
SALE AND REDEMPTION OF SHARES.........................................25
INVESTMENT MANAGEMENT.................................................25
PORTFOLIO TURNOVER....................................................26
DETERMINATION OF NET ASSET VALUE......................................26
PORTFOLIO TRANSACTIONS................................................27
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS...................28
CAPITAL STOCK AND VOTING..............................................31
CUSTODIAN.............................................................31
INDEPENDENT AUDITORS..................................................31
PERFORMANCE INFORMATION...............................................31
FINANCIAL STATEMENTS..................................................32
APPENDIX..............................................................33

WHAT IS ADVISOR'S FUND?

   Advisor's Fund (the "Fund"), a Kansas corporation, was organized by Security Benefit Group, Inc. on April 29, 1998, and serves as the investment vehicle for certain Security Benefit Life Insurance Company ("SBL") variable annuity separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding variable annuity contracts issued by SBL, and to qualified pension and retirement accounts outside of the separate account context. The Fund reserves the right to expand the class of persons eligible to purchase shares of the Fund or to reject any offer.
   The Fund is a diversified, open-end management investment company of the series type registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently issues its shares in four series: PCG Growth Series ("PCG Growth"), PCG Aggressive Growth Series ("PCG Aggressive Growth"), SIM Growth Series ("SIM Growth"), and SIM Conservative Growth Series ("SIM Conservative Growth") (collectively, the "Series"). The assets of each Series are held separate from the assets of the other Series and each Series has investment objectives which differ from those of the other Series.
   SBL, organized originally as a fraternal benefit society under the laws of the State of Kansas, commenced business February 22, 1892, and became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, SBL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Its home office is located at 700 Harrison Street, Topeka, Kansas. SBL is licensed in the District of Columbia and all states except New York.
   As an open-end investment company, the Fund provides an arrangement by which investors may invest in a company which itself invests in securities. Each Series represents a diversified securities portfolio under professional management, and the value of shares held by SBL's separate accounts will fluctuate with changes in the value of the Series' portfolio securities. As an open-end company, the Fund is obligated to redeem its shares upon demand at current net asset value. ( See "Sale and Redemption of Shares.")
   Professional investment advice is provided to the Fund and to each Series by Private Consulting Group, Inc. (the "Investment Adviser"), an Oregon corporation, which is affiliated with Interwest Financial Advisers, Inc. and is a subsidiary of Interwest Financial Group, Inc. Mench Financial, Inc. ("Mench" or the "Subadviser"), an Ohio corporation, will act as sub-adviser for PCG Aggressive Growth Series.
   Pursuant to an investment advisory contract with the Fund, the Investment Adviser is paid an annual advisory fee of 0.75% of the average net assets of each Series, computed daily and payable monthly. (See "Investment Management" for a discussion of the Investment Adviser and the investment advisory contract.) Mench receives a portion of the fee paid to the Investment Adviser for management of PCG Aggressive Growth equal on an annual basis to 0.25% of the average net assets of that Series. The Fund receives administrative, accounting and transfer agency services from Security Management Company, LLC ("SMC") for which the Fund pays a fee. SMC is ultimately controlled by SBL.


INVESTMENT METHODS AND RISK FACTORS

   The investment objective and policies of each Series is discussed in detail in the Prospectus under "Investment Objectives and Policies." There are risks inherent in the ownership of any security and there can be no assurance that such objectives will be achieved. The objectives and policies, except those enumerated under "Investment Policy Limitations," may be modified at any time without stockholder approval.
   To comply with regulations under Section 817(h) of the Internal Revenue Code, each Series of the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by securities of any one issuer, no more than 70% is represented by securities of any two issuers, no more than 80% is represented by securities of any three issuers, and no more than 90% is represented by securities of any four issuers. As to U.S. Government securities, each U.S. Government agency and instrumentality is to be treated as a separate issuer.
   Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Series are described in the "Investment Objectives and Policies" section of the Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Series which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Series. The methods described only apply to those Series which may use such methods. Although a Series may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Series will be required to do so.
   Debt Securities. With respect to investment in debt securities, there is no percentage limitation on the amount of the Series' assets that may be invested within any particular rating classification. The Series may invest directly or indirectly in higher yielding, longer-term fixed-income securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P"). Securities rated Ba or lower by Moody's or BB or lower by S&P are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. (See the Appendix for a description of the various bond ratings utilized by the rating services.)
   Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.
   To the extent that a Series or an underlying fund in which a Series is invested invests in the high yield, high risk bonds described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Series to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. The Series may purchase, directly or indirectly, securities that are restricted as to disposition under the federal securities laws, and subject to the Series' policy that not more than 15% of its net assets will be invested in illiquid securities.
   The Series may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also are sold at substantial discounts but provide for the commencement of regular interest payments at a deferred date.
   The Series may invest in underlying funds which make investments in unrated or low-rated debt securities. Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement of Additional Information for a discussion of securities ratings.
   The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
   All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, an underlying fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in an underlying fund's net asset value.
   As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Series' net asset value. If an underlying fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) an underlying fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce an underlying fund's asset base over which expenses could be allocated and could result in a reduced rate of return for an underlying fund.
   Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, an underlying fund may have to replace the securities with a lower-yielding security, which would result in a lower return for an underlying fund.
   Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the underlying fund`s investment adviser's credit analysis than would be the case with investments in investment-grade debt securities.
   An underlying fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities held by an underlying fund could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, an underlying fund's asset value and an underlying fund's ability to dispose of particular securities, when necessary to meet an underlying fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for an underlying fund to obtain accurate market quotations for purposes of valuing its shares. This would have an impact on the net asset value determination of the Series which are invested in such funds. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.
   Legislation has been adopted and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of high-yield securities, and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
   The ability of a Series to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Series invest to meet their obligations for the payment of interest and principal when due.
   American Depositary Receipts. Each of the Series of the Fund may purchase American Depositary Receipts ("ADRs") or invest in underlying funds which purchase ADRs which are issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts
("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Series' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.
   Depositary   receipts  are  issued  through   "sponsored"  or   "unsponsored"
facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
   Shares of Other Investment Companies. All of the Series may invest in shares of other investment companies. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.
   A Series currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds, which may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested) under the rules of the National Association of Securities Dealers ("NASD"). Nevertheless, when appropriate, a Series will purchase such shares pursuant to (i) letters of intent, permitting it to obtain reduced sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter); (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) the right to obtain reduced sales charges by aggregating its purchases of several funds within a family of mutual funds.
   Repurchase Agreements. A repurchase agreement involves a purchase by the Series of a security from a selling financial institution (such as a bank, savings and loan association or broker-dealer) which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The resale price is in excess of the purchase price and reflects an agreed upon yield effective for the period of time the Series' money is invested in the security.
   Currently, all of the Series may enter, directly or indirectly by means of investments in underlying funds, into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and "primary" dealers in U.S. Government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. Government or agency securities, only on an overnight basis.
   Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940. Engaging in any repurchase transaction will be subject to any rules or regulations of the Securities and Exchange Commission or other regulatory authorities. Not more than 15% of the net assets of a Series will be invested in illiquid assets, which include repurchase agreements with maturities of over seven days.
   The Series may enter into repurchase agreements only with (a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by each Series with any broker shall not exceed 15% of the total assets of the Series or $5,000,000, whichever is greater.
   In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Series could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Series seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
   Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."
   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
   Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Series may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Series.
   Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve Portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.
   Mortgage-Backed Securities. Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.
   Underlying funds in which the Series invest may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term residual interest bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IO) and the other class principal only payments
(PO). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.
   Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Series may invest in CMOs which are subject to greater risk of prepayment. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and an underlying fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the underlying fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Series are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that an underlying fund's investment in MBSs will be successful, and the Series' total return could be adversely affected as a result.
   Real Estate Securities. Underlying funds in which the Series invest may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, such Series may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
   Emerging Markets. Underlying funds in which the Series may invest may purchase equity securities of entities located in emerging markets. In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The Securities markets of many of these countries also may be smaller, less liquid, and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally trade. Certain of these currencies have experienced a steady devaluation relative to the U.S. collar. Any devaluations in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying fund, including the Series. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual merging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position. See also "Certain Risks of Foreign Investing."
   Eastern Europe. Underlying funds in which the Series may invest may invest in the markets of Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fail, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Series' assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. See also "Certain Risks of Foreign Investing."
   Brady Bonds. Underlying funds in which the Series invest may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, Peru, The Philippines, Uruguay and Venezuela, and are expected to be issued by other emerging market countries. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.
   U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
   Loan Participations and Assignments. Underlying funds in which the Series invest may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate or foreign entity and one or more financial institutions ("Lenders"). These investments can be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in an underlying fund Series having a contractual relationship only with the Lender, not with the borrower. An underlying fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and an underlying fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the underlying fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.
   In the event of the insolvency of the Lender selling a Participation, an underlying fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When an underlying fund purchases Assignments from Lenders, the underlying fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the underlying fund as the purchaser of an
Assignment may differ from, and be more limited than, those held by the assigning Lender.
   An underlying fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on an underlying fund's ability to dispose of particular Assignments or Participations when necessary to meet an underlying fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an underlying fund to assign a value to those securities for purposes of valuing an underlying fund's portfolio and calculating its net asset value.
   Sovereign Debt. Underlying funds in which the Series invest may invest in sovereign debt securities of emerging market governments, including Brady Bonds (described above). Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the an underlying fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debt.
   The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Series' investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Investment Adviser intends to manage the Series in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Series to suffer a loss of interest or principal on any of its holdings.
   Some emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations--in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared a moratorium on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.
   The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payment could be affected.
   Investors should also be aware that certain sovereign debt instruments in which an underlying fund may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The underlying fund may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities held by an underlying fund could be sold only to a limited number of dealers or institutional investors. Certain sovereign debt securities may be illiquid.
Put and Call Options:
   Writing (Selling) Covered Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.
   The Series may write (sell) "covered" call options and purchase options to close out options previously written by the Series. In writing covered call options, the Series expects to generate additional premium income which should serve to enhance the Series' total return and reduce the effect of any price decline of the security. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser or Subadviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Series.
   The Series will write only covered call options. This means that the Series will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities. The Series will not write a covered call option if, as a result, the aggregate market value of all Series securities covering call or put options exceeds 25% of the market value of the Series' net assets. In calculating the 25% limit, the Series will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities with identical maturity dates.
   Securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Series' investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Series will not do), but capable of enhancing the Series' total return. When writing a covered call option, the Series, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely, retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Series has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Series has written expires, the Series will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Series will realize a gain or loss from the sale of the underlying security.
   Call options written by the Series will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Series may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs may be incurred.
   The premium received is the market value of an option. The premium the Series will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser or Subadviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Series for writing covered call options will be recorded as a liability of the Series. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Series is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.
   The Series will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.
   Writing (Selling) Covered Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Series may write American or European style covered put options and purchase options to close out options previously written by the Series.
   The Series may write put options on a covered basis, which means that the Series would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option; or
(iii) purchase an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Series would generally write covered put options in circumstances where the Investment Adviser or Subadviser wishes to purchase the underlying security for the Series' portfolio at a price lower than the current market price of the security. In such event the Series would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Series would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Series. In addition, the Series, because it does not own the specific securities which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities.
   Premium Received from Writing Call or Put Options. A Series will receive a premium from writing a put or call option, which increases such Series' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Series assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.
   Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security. A Series may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Series will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Series.
   Furthermore, effecting a closing transaction will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Series desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Series will be able to effect such closing transactions at a favorable price. If the Series cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When the Series writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities above the exercise price, as well as the risk of being required to hold on to securities that are depreciating in value. This could result in higher transaction costs. The Series will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
   Purchasing Call Options. The Series may purchase American or European call options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Series may purchase call options for the purpose of increasing its current return.
   Call options may also be purchased by a Series for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Series to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Series in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Series is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.
   The Series may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Series has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Series, an increase in the market price could result in the exercise of the call option written by the Series and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.
   Purchasing Put Options. The Series may purchase American or European style put options. The Series may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Series may purchase a put option on an underlying security (a "protective put") owned by the Series as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Series, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.
   A Series may purchase put options at a time when the Series does not own the underlying security. By purchasing put options on a security it does not own, the Series seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Series will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.
   Dealer Options. The Series may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Series would look to a clearing corporation to exercise exchange-traded options, if the Series were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Series will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Series writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote the option. While the Series will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction. Until the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.
   The Staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Series may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the Series may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Series will treat dealer options as subject to the Series' limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.
   Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options. During the option period, a Series, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Series may lose the premium it paid plus transaction costs. If the Series does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.
   An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Series can close out its position by effecting a closing transaction. If the Series is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Series may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Series securities transactions.
   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
   Options on Stock Indices. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.
   Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Series will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Adviser or Subadviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.
   Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Series would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.
   Price movements in Series securities will not correlate perfectly with movements in the level of the index and therefore, a Series bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Series would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Series' securities does not. If this occurred, a Series would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.
   Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Series will be required to liquidate securities in order to satisfy the exercise.
   When a Series has written a call on an index, there is also the risk that the market may decline between the time the Series has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities. As with options on securities, the Investment Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Series would be able to deliver the underlying security in settlement, the Series may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.
   If a Series exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Series will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
   Trading in Futures. Underlying funds in which the Series invest may enter into financial futures contracts, including stock and bond index, interest rate and currency futures ("futures or futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.
   Unlike when an underlying fund purchases or sells a security, no price would be paid or received by the underlying fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the underlying fund's open positions in futures contracts, the underlying fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.
   Margin is the amount of funds that must be deposited by the underlying fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the underlying fund's open position in futures contracts. A margin deposit is intended to ensure the underlying fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.
   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the underlying fund.
   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The underlying fund expects to earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, through its investment in the underlying fund the Series realizes a gain; if it is more, through its investment in the underlying fund the Series realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, through its investment in the underlying fund the Series realizes a gain; if it is less, through its investment in the underlying fund the Series realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the underlying fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the underlying fund is not able to enter into an offsetting transaction, the underlying fund will continue to be required to maintain the margin deposits on the futures contract.
   For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by an underlying fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if an underlying fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, an underlying fund will gain $2,000 (500 units x gain of $4). If an underlying fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, an underlying fund will lose $1,000 (500 units x loss of $2).
   Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
   Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly.
   A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.
   Stock index futures contracts may be used to provide a hedge for a portion of a fund's portfolio, as a cash management tool, or as an efficient way for the fund's investment adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the fund's securities.
   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the underlying fund. In this regard, the Series could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.
   An underlying fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means for an underlying fund to implement its objectives in these areas.
   Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.
   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.
   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage (although an underlying fund's use of futures will not result in leverage, as is more fully described below). As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the underlying fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the underlying fund has sufficient assets to satisfy its obligations under a futures contract, the underlying fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.
   Liquidity. The underlying fund may elect to close some or all of its futures positions at any time prior to their expiration. The underlying fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The underlying fund may close its positions by taking opposite positions which would operate to terminate the underlying fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the underlying fund, and the underlying fund would realize a loss or a gain.
   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the underlying fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the underlying fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the underlying fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
   Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by an underlying fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.
   Successful use of futures contracts by underlying funds for hedging purposes is also subject to the investment adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the underlying fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, it is believed that over time the value of the underlying fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the underlying fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the underlying fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the underlying fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The underlying fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.
   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Adviser of the underlying fund might not result in a successful hedging transaction over a very short time period.
   Certain Risks of Options on Futures Contracts. An underlying fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
   Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from an underlying fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.
   Forward Currency Contracts and Related Options. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
   Depending on the investment policies and restrictions applicable to an underlying fund, an underlying fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when an underlying fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the underlying fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
   Second, when the investment adviser of the underlying fund believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the underlying fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the underlying fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the underlying fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
   At the maturity of a forward contract, the underlying fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for an underlying fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the underlying fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the underlying fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the underlying fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.
   If the underlying fund retains the portfolio security and engages in an offsetting transaction, the underlying fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the underlying fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the underlying fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the underlying fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the underlying fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
   It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.
   Purchase and Sale of Currency Futures Contracts and Related Options. As noted above, a currency futures contract sale creates an obligation by an underlying fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by an underlying fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.
   Swaps, Caps, Floors and Collars. Underlying mutual funds in which the Series may invest may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the underlying fund than if the underlying fund had invested directly in an instrument that yielded that desired return or spread. The underlying fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the underlying fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.
   The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the underlying fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the underlying fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The underlying fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the underlying fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.
   Whether an underlying fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the underlying fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the underlying fund by the Internal Revenue Code may limit an underlying fund's ability to use swap agreements. The swaps market is largely unregulated.
   Spread Transactions. An underlying fund in which the Series invests may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the underlying fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the underlying fund does not own, but which is used as a benchmark. The risk to the underlying fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the underlying fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
   Hybrid  Instruments.  Hybrid  instruments  combine  the  elements  of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Series and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Series would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
   Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value, of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
   Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.
   The U. S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
   When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.
   When-Issued Securities. The Series may from time to time purchase securities on a "when-issued" basis. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Series do not believe that net asset value or income will be adversely affected by purchase of securities on a when-issued basis. The Series will maintain cash and marketable securities equal in value to commitments for when-issued securities.
   The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement no payment is made by the Series to the issuer and no interest accrues to the Series. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Series' other assets. While when-issued securities may be sold prior to the settlement date, the Series intend to purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.
   Restricted Securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, the Series may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Series may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Series might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities or the depreciation of liquid securities, the Series should be in a position where more than the percentage of its net assets permitted under the respective Series operating policy are invested in illiquid assets, including restricted securities, the Series will take appropriate steps to protect liquidity.
   The Series may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Series, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Adviser, under the supervision of the Fund's Board of Directors, will consider, with respect to any direct purchases by the Series, whether securities purchased under Rule 144A are illiquid and thus subject to the Series' restriction on investment of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Adviser or Subadviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Adviser or Subadviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Series' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Series does not invest more than permitted in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Series' assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
   Warrants. Investment in warrants is pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Certain Risks of Foreign Investing

   Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Series (through its investments in ADRs) or an underlying fund in which the Series invests could lose its entire investment in any such country to the extent it is invested in such country.
   An investment in non-U.S. companies is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.
   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities or ADRs purchased by a Series or an underlying fund in which a Series invests. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by ADRs or securities purchased by the Series or an underlying fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Series could lose a substantial portion of its investments in such countries. The Series' investments would similarly be adversely affected by exchange control regulation in any of those countries.
   Religious and Ethnic Instability. Certain countries in which the Series or an underlying fund in which a Series may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Series' investment in those countries.
   Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Series. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.
   Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities or ADRs held by the Series or held by underlying funds in which the Series invest will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of these securities than is available concerning U.S. issuers. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
   Currency Fluctuations. Because a Series, under normal circumstances, may indirectly invest a significant portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Series' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the underlying fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Series' net asset value.
   The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.
   Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of an underlying fund in which a Series is invested are uninvested and no return is earned thereon. The inability of an underlying fund in which a Series is invested to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to an underlying fund due to subsequent declines in value of the portfolio security or, if an underlying fund in which a Series is invested has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Adviser or Subadviser will consider such difficulties when determining the allocation of the Series' assets.
   Non-U.S. Withholding Taxes. Investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Series' investment income and gains.
   Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the costs and expenses of doing so. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may in the future make it undesirable to invest in these countries.
   Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and securities traded on such markets may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.
   Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.
   Costs. Investors should understand that the expense ratio of an underlying fund that invests in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Series to invest in such underlying fund are higher.

INVESTMENT POLICY LIMITATIONS

   The Series operate within certain investment limitations which cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. Pursuant thereto, none of the Series will:

1. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
2. Purchase more than 10% of the outstanding voting securities of any one issuer.
3.   Underwrite securities of other issuers.
4. Borrow money or pledge, mortgage or hypothecate its assets, except that a Series may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Fund's registration statement. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Series' assets.
5. Make loans to other persons, except by entry into repurchase agreements or by the purchase, upon original issuance or otherwise, of a portion of an issue of publicly distributed bonds, notes, debentures or other securities.
6. Concentrate investments in particular industries or make an investment in any one industry if, when added to its other investments, total investments in the same industry then held by the Series would exceed 25% of the value of its assets.
7. Purchase or sell interests in real estate except as are represented by securities of companies, including real estate trusts whose assets consist substantially of interests in real estate, including obligations secured by real estate or interests therein and which therefore may represent indirect interest in real estate.
8. Own, buy, sell or otherwise deal in commodities or commodities contracts; provided, however, that the Series may enter into forward currency contracts and other forward commitments, swap agreements, and transactions in futures, options and options on futures.
9.   Issue  senior  securities,  except as  permitted  under  the 1940 Act.

   The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.
   For purposes of investment restrictions 4 and 9, to the extent a Series covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of liquid assets, such an agreement will not be considered a "senior security" by the Series and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Series.
   For purposes of investment restriction 5, the Series will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.
   For purposes of investment restriction 6, U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Series' semiannual and annual reports. This investment restriction does not apply to investments by the Series in issues in the investment company industry.
   With respect to investment restriction 8, the Fund does not interpret this restriction as prohibiting transactions in currency contracts, hybrid instruments, options, financial futures contracts or options on financial futures contracts or from investing in securities or other instruments backed by physical commodities.

OFFICERS AND DIRECTORS

   The Fund is managed by the Board of Directors and the officers of the Fund as appointed by the Board of Directors. Among their responsibilities, the Directors review and approve fundamental operating, financial, and corporate governance policies and evaluate the Investment Adviser's performance and investment management fees. The directors and officers of the Fund and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 SW Harrison Street, Topeka, Kansas 66636-0001.

NAME, ADDRESS AND POSITIONS HELD WITH THE  PRINCIPAL OCCUPATIONS DURING PAST FIVE
FUND                                       YEARS

JOHN D. CLELAND,* President and Director   Senior Vice President and Managing Member
                                           Representative, Security Management
                                           Company, LLC; Senior Vice President,
                                           Security Benefit Group, Inc. and Security
                                           Benefit Life Insurance Company.

DONALD A. CHUBB, JR.,** Director           Business broker, Griffith & Blair
2222 SW 29th Street                        Realtors.  Prior to 1997, President, Neon
Topeka, Kansas 66611                       Tube Light Company, Inc.

PENNY A. LUMPKIN,** Director               Vice President, Palmer News Companies,
3616 Canterbury Town Road                  Inc. (Wholesalers, Retailers and
Topeka, Kansas 66610                       Developers) and Bellaire Shopping Center
                                           (Leasing and Shopping Center Management);
                                           Secretary- Treasurer, Palmer News, Inc.
                                           (Wholesale Distributors).

MARK L. MORRIS, JR.,** Director            Retired Former General Partner, Mark
5500 SW 7th Street                         Morris Associates (Veterinary Research
Topeka, Kansas 66606                       and Education).

JAMES R. SCHMANK,* Vice President and      President and Managing Member
Director                                   Representative, Security Management
                                           Company, LLC; Senior Vice President,
                                           Security Benefit Group, Inc. and Security
                                           Benefit Life Insurance Company.

RICHARD K. RYAN, Vice President            Senior Vice President, Security Benefit
                                           Group, Inc. and Security Benefit Life
                                           Insurance Company.

AMY J. LEE, Secretary                      Secretary, Security Management Company,
                                           LLC; Vice President, Associate General
                                           Counsel and Assistant Secretary, Security
                                           Benefit Group, Inc. and Security Benefit
                                           Life Insurance Company.

BRENDA M. HARWOOD, Treasurer               Assistant Vice President and Treasurer,
                                           Security Management Company, LLC;
                                           Assistant Vice President, Security
                                           Benefit Group, Inc. and Security Benefit
                                           Life Insurance Company.

CHRISTOPHER D. SWICKARD, Assistant         Assistant Secretary, Security Management
Secretary                                  Company, LLC; Assistant Vice President
                                           and Assistant Counsel, Security Benefit
                                           Group, Inc. and Security Benefit Life
                                           Insurance Company.

___________________
* These directors are deemed to be "interested persons" of the Fund under the 1940 Act.

** These directors serve on the Fund's audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Fund.


REMUNERATION OF DIRECTORS AND OTHERS

   The Fund pays each of its directors, except those directors who are "interested persons" of the Fund, a fee of $250 per board of directors' meeting, plus reasonable travel costs, for each meeting of the board attended. The aggregate compensation paid or estimated to be paid by the Fund to each of the Directors during its fiscal year ending April 30, 1999, is set forth below:



                           AGGREGATE            PENSION OR
                          COMPENSATION      RETIREMENT BENEFITS    ESTIMATED ANNUAL
 NAME OF DIRECTOR OF   FROM ADVISOR'S FUND  ACCRUED AS PART OF      BENEFITS UPON
      THE FUND                                 FUND EXPENSES          RETIREMENT

Donald A. Chubb, Jr.          $500                   0                    0
John D. Cleland                0                     0                    0
Penny A. Lumpkin              $500                   0                    0
Mark L. Morris, Jr.           $500                   0                    0
James R. Schmank               0                     0                    0

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. It is expected that the Fund's officers and directors (as a group) will beneficially own variable contracts entitling them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

SALE AND REDEMPTION OF SHARES

   Shares of the Fund are sold and redeemed at their net asset value next determined after receipt of a purchase or redemption order. No sales or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made as soon as practicable after receipt, but in no event later than seven days after tender, except that the Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC.

INVESTMENT MANAGEMENT

   Private Consulting Group, Inc., 4650 SW Macadam Avenue, Portland, Oregon 97201, serves as investment adviser to the Fund.
   The Investment Adviser is an affiliate of Interwest Financial Advisers, Inc. and is a subsidiary of Interwest Financial Group. The Investment Adviser is a corporation organized under the laws of the State of Oregon.
   The Investment Adviser serves as investment adviser to the Fund under an Investment Advisory Contract dated October 9, 1998, which was approved by the board of directors of the Fund at a regular meeting held on July 24, 1998. The contract may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment.
   Pursuant to the Investment Advisory Contract, the Investment Adviser furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Adviser is entitled to receive compensation on an annual basis equal to 0.75% of each Series' average daily net assets, computed on a daily basis and payable monthly.
   The Fund will pay all its expenses not assumed by the Investment Advisor including directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; reports, proxy statements, and notices to stockholders; costs of stockholder and other meetings; and legal, auditing and accounting expenses. The Fund will also pay all expenses in connection with the Fund's registration under the 1940 Act and the registration of its capital stock under the Securities Act of 1933, as amended.
   Mench Financial, Inc., 30 West Third Street, Fourth Floor, Cincinnati, Ohio, 45202 acts as portfolio manager and subadviser for PCG Aggressive Growth. The Subadviser receives compensation on an annual basis equal to 0.25% of the 0.75% of PCG Aggressive Growth's average daily net assets, computed on a daily basis and payable monthly, which is paid to the Investment Advisor.

Administrator, Transfer Agent and Dividend Disbursing Agent

   Pursuant to an Administrative Services and Transfer Agency Agreement, dated October 9, 1998, Security Management Company, LLC ("SMC" or the "Administrator") acts as the administrative agent, transfer agent and dividend disbursing agent for each Series of the Fund. As such, SMC performs administrative functions, fund accounting, transfer agency, dividend disbursing services, bookkeeping, accounting and pricing functions for the Fund. For providing these services SMC receives, from each Series of the Fund an annual maintenance fee of $8.00 per account, an annual accounting fee of the greater of $15,000 or 0.03% of the average daily net asset value of the Series and an annual administration fee of 0.045% of the daily net asset value of the Series. SMC is a limited liability company ultimately controlled by SBL.

Distribution

   Shares of the Fund will be offered to certain SBL variable annuity separate accounts. Shares of the Fund will be sold to SBL for allocation to such separate accounts which are established for the purpose of funding variable annuity contracts policies issued by SBL. Shares of the Fund may also be sold to qualified pension and retirement plans outside of the separate account context.

Services Plan

      Each Series of the Fund has adopted a Services Plan (the "Plan") which provides that each Series will make payments in an amount not to exceed on an annual basis 0.50% of the average daily net asset value of the shares of the Series attributable to Shares held by certain qualified retirement plans or by variable insurance contracts funded by the Fund to the extent that a registered investment adviser, registered broker-dealer, bank, trust company or other person or entity ("Authorized Firms") provide the services contemplated by the Plan. The Authorized Firms will provide certain service activities to the investors, and the Fund will enter into agreements ("Services Agreements") with Authorized Firms.
      The Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or the related Services Agreements, voted to adopt the Plan and Services Agreements at a meeting on July 24, 1998. The Plan and Services Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Directors in the manner described above. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time by a majority of the Directors as described above or by vote of a majority of the outstanding shares of the affected Series. The Services Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors as described above or by a vote of the majority of the outstanding shares of the affected Series on not more than 60 days' written notice to any other party to the Services Agreements. The Services Agreements shall terminate automatically if assigned. The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the investors. In the Directors' quarterly review of the Plan and Services Agreements, they will consider their continued appropriateness and the level of compensation provided therein.
      The intent of the Plan and Services Agreements is to procure quality services on behalf of investors in the Fund; in adopting the Plan and Services Agreements, the Directors considered the fact that such services may have the effect of enhancing distribution of shares of the Fund and growth of the Fund. In light of this, the Fund intends to observe the procedural requirements of Rule 12b-1 under the 1940 Act on considering the continued appropriateness of the Plan and Services Agreements.

PORTFOLIO TURNOVER

   Portfolio turnover for each of the Series is expected to be between 80 and 100%. Portfolio turnover is defined as the lesser of purchases or sales of portfolio securities divided by the average market value of portfolio securities owned during the year, determined monthly.

DETERMINATION OF NET ASSET VALUE

   As discussed in the Prospectus for the Fund, the net asset value per share of each Series is determined as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading (other than a day on which no shares of a Series are tendered for redemption and no order to purchase shares of a Series is received). The New York Stock Exchange is open for trading Monday through Friday except when closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas. The determination is made by dividing the value of the portfolio securities of each Series, plus any cash or other assets (including dividends accrued but not collected), less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares of each Series outstanding. In determining asset value, securities listed or traded on a recognized securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the board of directors or the Fund's Administrator, then the securities shall be valued in good faith by such method as the board of directors determines will reflect their fair market value. Circumstances under which the board of directors or the Fund's Administrator may consider the bid price include instances in which the spread between the bid and the asked prices is substantial, trades have been infrequent or the size of the trades which have occurred are not representative of the Fund's holdings.
   As stated in the Prospectus, the Fund's short-term debt securities may be valued by the amortized cost method. As a result of using this method, during periods of declining interest rates, the yield on shares of these Series (computed by dividing the annualized income of the Fund by the net asset value computed as described above) may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund for instruments with remaining maturities of 60 days or less resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in these Series would receive less investment income. The converse would apply in a period of rising interest rates. To the extent that, in the opinion of the board of directors, the amortized cost value of a portfolio instrument or instruments does not represent fair value thereof as determined in good faith, the board of directors will take appropriate action which would include a revaluation of all or an appropriate portion of the portfolio based upon current market factors.
   For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major U.S. bank.

PORTFOLIO TRANSACTIONS

   Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the Fund and the respective Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Adviser or Subadviser, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Adviser or Subadviser. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Investment Adviser or Subadviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Subadviser with respect to all accounts as to which it exercises investment discretion. The Investment Adviser or Subadviser may use all, none or some of such information and services in providing investment advisory services to its clients, including the Fund.
   In addition, brokerage transactions may be placed with brokers who sell variable contracts offered by SBL and who may or may not also provide investment information and research services. The Investment Adviser or Subadviser may, consistent with the NASD Conduct Rules, consider sales of variable contracts in the selection of a broker. The Fund may also buy securities from, or sell securities to, dealers acting as principals or market makers.
   Securities held by the Series may also be held by other investment advisory clients of the Investment Adviser or Subadviser, including other investment companies. When selecting securities for purchase or sale for a Series, the Investment Adviser or Subadviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Adviser's and Subadviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Adviser and Subadviser not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Series' transaction, it is believed that the procedure generally contributes to better overall execution of the Series' portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Adviser or Subadviser may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Adviser or Subadviser in an IPO.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

   The following summarizes certain federal income tax considerations generally affecting the Series. No attempt is made to present a detailed explanation of the tax treatment of the Series or their shareholders. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.
   Each Series intends to qualify annually and to elect to be treated as a regulated investment company under the Code.
   To qualify as a regulated investment company, each Series must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Series' assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Series' total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Series controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
   A Series qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Series intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.
   Generally, regulated investment companies, like the Series, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Series intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above do not apply to a regulated investment company, like a Series, all of whose shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a Series attributable to an investment in the Series not exceeding $250,000 made in connection with the organization of the Series shall not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Series is met, the excise tax will be inapplicable to that Series.
   If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Series were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Series would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Series to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies, in making tax-related computations, and in complying with the Code Section 817(h) diversification requirements. Thus, if a Series were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties), or it might be unable to satisfy the Code Section 817(h) diversification requirements.
   Code Section 817(h) Diversification. To comply with regulations under Section 817(h) of the Code, each Series will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality are treated for purposes of Section 817(h) as issued by separate issuers.
   In connection with the issuance of the diversification regulations, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contractowner's control of the investments of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contractowner's gross income. These future rules and regulations proscribing investment control may adversely affect the ability of certain Series of the Fund to operate as described herein. There is, however, no certainty as to what standards, if any, Treasury will ultimately adopt. In the event that unfavorable rules or regulations are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that a Series will not have to change its investment objective or objectives, investment policies, or investment restrictions.
   Passive Foreign Investment Companies. Some of the Series may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Series held the PFIC stock. The Series itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Series' holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Series distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
   A Series may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Series may elect to mark-to-market its PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.
   Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Series itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
   Options, Futures and Forward Contracts and Swap Agreements. Certain options, futures contracts, and forward contracts in which a Series may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Series at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.
   Generally, the hedging transactions undertaken by a Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Series. In addition, losses realized by a Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Series which is taxed as ordinary income when distributed to shareholders.
   A Series may make one or more of the elections available under the Code which are applicable to straddles. If a Series makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
   Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
   Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Series intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Series as a regulated investment company, and the Series' ability to satisfy the Code Section 817(h) diversification requirements, might be affected.
   The requirements applicable to a Series' qualification as a regulated investment company may limit the extent to which a Series will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.
   Market Discount. If a Series purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Series in each taxable year in which the Series owns an interest in such debt security and receives a principal payment on it. In particular, the Series will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Series at a constant rate over the time remaining to the debt security's maturity or, at the election of the Series, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."
   Original Issue Discount. Certain debt securities acquired by the Series may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Series, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
   Some debt securities may be purchased by the Series at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
   Constructive Sales. Recently enacted rules may affect the timing and character of gain if a Series engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Series enters into certain transactions in property while holding substantially identical property, the Series would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Series' holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Series' holding period and the application of various loss deferral provisions of the Code.
   Foreign Taxation. Income received by a Series from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to shareholders.
   Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders as ordinary income.
   Distributions. Distributions of any investment company taxable income by a Series are taxable to the shareholders as ordinary income. Net capital gains designated by a Series as capital gain dividends will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholders, regardless of the length of time the shareholders may have held the shares, and will generally be taxable at a maximum rate of 20% or 28%, depending upon the fund's holding period for the assets whose sale produces the gain. Any distributions that are not from a Series' investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.
   Other Taxes. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Series. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Series' contacts with a state or local jurisdiction, the Series may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

CAPITAL STOCK AND VOTING

   The Fund has authorized the issuance of an indefinite number of shares of capital stock of no par value. Its shares are currently issued in four Series:
PCG Growth Series, PCG Aggressive Growth Series, SIM Growth Series, SIM Conservative Growth Series. The shares of each Series represent pro rata beneficial interest in that Series' assets and in the earnings and profits or losses derived from the investment of such assets. Upon issuance and sale, such shares will be fully paid and nonassessable. They are fully transferable and redeemable. These shares have no preemptive rights, but the stockholders of each Series are entitled to receive dividends as declared for that Series by the board of directors of the Fund.
   Within each respective Series, each share has equal voting rights with each other share and there are no preferences as to conversion, exchange, retirement or liquidation. On other matters, all shares, (irrespective of Series) are entitled to one vote each. Pursuant to the rules and regulations of the SEC, in certain instances, a vote of the outstanding shares of the combined Series may not modify the rights of holders of a particular Series without the approval of a majority of the shares of that Series.

CUSTODIAN

   UMB Bank, N.A. has been approved by the Fund's Board of Directors to serve as custodian for the Fund's assets.

INDEPENDENT AUDITORS

   The firm of Ernst & Young, LLP, has been approved by the Fund's stockholders to serve as the Fund's independent auditors, and as such, the firm will perform the annual audit of the Fund's financial statements.

PERFORMANCE INFORMATION

   The Fund may, from time to time, include the average annual total return and the total return of the Series in advertisements or reports to shareholders or prospective investors.
   Quotations of average annual total return for a Series will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Series over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Series), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions are reinvested when paid.
   Quotations of total return for any Series will also be based on a hypothetical investment in the Series for a certain period, and will assume that all dividends and distributions are reinvested when paid. The total return is calculated by subtracting the value of the investment at the beginning of the period from the ending value and dividing the remainder by the beginning value.
   Performance information for a Series may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Series' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Series. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.
   Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts.
   Quotations of average annual total return or total return for the Fund will not take into account charges and deductions against the Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued by SBL. Performance information for any Series reflects only the performance of a hypothetical investment in the Series during the particular time period on which the calculations are based. Performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

FINANCIAL STATEMENTS

   There are no financial statements for the Fund at this time as it did not begin operations until October 16, 1998.

                                    APPENDIX


DESCRIPTION OF SHORT-TERM INSTRUMENTS

   U.S. Government Securities. Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.
   Some U.S.  Government  securities,  such as  treasury  bills and  bonds,  are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.
   U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.
   Certificates of Deposit. A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.
   Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.
   Bankers' Acceptances. A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

   A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
   Commercial paper rated "A" by Standard & Poor's Ratings Services ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
   Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
   C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Services

   AAA - Bonds rated AAA have the highest rating assigned by S&P to debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
   A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
   BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
   C - The rating C is reserved for income bonds on which no interest is being paid.
   D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.
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